UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
   (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:    October 31
Date of reporting period:  October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual
Report

Legg Mason
Western Asset
SMASh Series
EC Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Legg Mason Western Asset SMASh Series EC Fund

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the chairman

Dear Shareholder,
We are pleased to provide the annual report of Legg Mason Western Asset SMASh Series EC Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report  |  1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. We generally may invest the Fund’s assets in the securities of issuers located in several different countries, but may at times invest its assets in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States, Brazil, Egypt, Mexico, the Philippines or Russia. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended October 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)[i] continued to indicate that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the fiscal year at 0.90% and 3.41%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the fiscal year in anticipation of possible quantitative easing by the Fed. During the fiscal year, two-year Treasury yields moved as high as 1.18% and ended at the period low of 0.34%. In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.41% – ending the fiscal year at 2.63%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 8.01% for the twelve months ended October 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced even stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiii returned 19.10% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 17.70%.

2  |  Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s exposure to high-yield Industrials and largely used the proceeds to increase the Fund’s high-yield bank loan exposure, as we felt the latter were more attractively valued. We also lengthened the Fund’s duration[v], moving from a neutral position versus that of the benchmark at the beginning of the period to a long position, given our expectations for declining interest rates.

During the reporting period, we employed U.S. Treasury futures and Eurodollar futures to manage the Fund’s duration. We also used currency futures to manage the Fund’s currency exposure. Credit defaults swaps were utilized to manage the Fund’s corporate bond exposure. Overall, the use of these derivative vehicles was a contributor to performance.

Performance review

For the twelve months ended October 31, 2010, Legg Mason Western Asset SMASh Series EC Fund returned 22.08%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 8.01% for the same period.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients. The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investment returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the Fund is managed within the context of the separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Your financial professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

Performance Snapshot as of October 31, 2010 (unaudited)

	6 months	12 months

Legg Mason Western Asset SMASh Series EC Fund	9.05%	22.08%

Barclays Capital U.S. Aggregate Index	5.33%	8.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted for the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager.

The 30-Day SEC Yield for the period ended October 31, 2010 was 6.20%. Absent current expense reimbursements, the 30-Day SEC Yield would have been 5.93%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 17, 2010, the gross total operating expense ratio was 0.57%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on December 31, 2012, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report  |  3

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark exposure to high-yield bonds. Within the high-yield market, our Automobiles holdings, such as Ford Motor Credit Co., LLC and General Motors Corp., produced the best results. Additionally, our holdings in the Utilities sector, including Energy Future Holdings Corp. and AES Corp., and Financials positions, such as GMAC Inc., were beneficial for performance.

The Fund’s overall long duration versus that of the benchmark also enhanced results as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was the use of currency forwards to establish non-U.S. dollar exposure. During a volatile environment in the sovereign area, the Fund’s currency exposures negatively impacted results. In particular, having short positions in the euro and yen were not rewarded as these currencies appreciated versus the U.S. dollar.

The Fund’s underweight exposure to commercial mortgage-backed securities was also not beneficial. We did not believe an overweight position was warranted given the potential increase in delinquencies within the commercial real estate market. However, this positioning detracted from results as investor risk appetite was robust for the majority of the period and the sector outperformed the benchmark.

Finally, our underweight to agency mortgage-backed securities was a detractor based on the sector’s outperformance during the fiscal year.

Thank you for your investment in Legg Mason Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2010

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Consumer Discretionary (20.0%), Financials (12.4%), Utilities (11.4%), Energy (8.6%) and Sovereign Bonds (6.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

4  |  Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009 and does not include derivatives, such as futures, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]

Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]

9.05%	$1,000.00	$1,090.50	0.00%	$0.00

Based on hypothetical total return[1]

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the period[3,4]

5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2010.
[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement agreement between the Fund and the manager.

[4]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns[1]

Twelve Months Ended 10/31/10	22.08%

Inception* through 10/31/10	8.33

Cumulative total return[1]

Inception date of 12/27/06 through 10/31/10	36.00%

Historical performance

Value of $10,000 invested in
Legg Mason Western Asset SMASh Series EC Fund vs. Barclays Capital U.S. Aggregate Index† — December 27, 2006 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager.

[1]

Total returns will fluctuate and past performance is no guarantee of future results. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Total returns for periods of less than one year are not annualized.

* Inception date of the Fund is December 27, 2006.
†

Hypothetical illustration of $10,000 invested in Legg Mason Western Asset SMASh Series EC Fund at inception on December 27, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 7

Spread duration (unaudited)

Economic exposure — October 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC US Aggregate	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
SMASh EC	— Legg Mason Western Asset SMASh Series EC Fund
Non $	— Non-U.S. Dollar

8 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC US Aggregate	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
SMASh EC	— Legg Mason Western Asset SMASh Series EC Fund
Non $	— Non-U.S. Dollar

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 9

Schedule of investments
October 31, 2010

Legg Mason Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value

Corporate Bonds & Notes — 62.4%

Consumer Discretionary — 9.9%

Auto Components — 0.1%

Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	52,000	$56,615	(a)(b)

Automobiles — 1.3%

Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	330,000	349,861

Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	340,000	124,100	(c)

Total Automobiles				473,961

Hotels, Restaurants & Leisure — 3.6%

CCM Merger Inc., Notes	8.000%	8/1/13	80,000	75,200	(b)

El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	180,000	136,800

El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	25,000	25,656

Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	173,612

Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	333,000

Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	60,000	64,650

MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	85,000	96,050

MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	205,000	236,775

Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	90,000	82,800	(b)

NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	104,513

Sbarro Inc., Senior Notes	10.375%	2/1/15	50,000	18,750

Station Casinos Inc., Senior Notes	6.000%	4/1/12	100,000	10	(c)(d)

Station Casinos Inc., Senior Notes	7.750%	8/15/16	260,000	29	(c)(d)

Total Hotels, Restaurants & Leisure				1,347,845

Media — 3.6%

Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	32,888

Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	35,000	36,400	(b)

CSC Holdings Inc., Senior Notes	6.750%	4/15/12	300,000	314,625

DISH DBS Corp., Senior Notes	7.750%	5/31/15	150,000	164,063

DISH DBS Corp., Senior Notes	7.875%	9/1/19	525,000	578,156

UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	54,875	(b)

Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	170,000	182,537

Total Media				1,363,544

Multiline Retail — 0.8%

Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	150,000	142,500

Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	170,000	170,425	(b)

Total Multiline Retail				312,925

Textiles, Apparel & Luxury Goods — 0.5%

Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	165,000	188,512

Total Consumer Discretionary				3,743,402

Consumer Staples — 0.8%

Beverages — 0.2%

Constellation Brands Inc., Senior Notes	8.375%	12/15/14	80,000	90,500

Household Products — 0.3%

Reynolds Group DL Escrow Inc./Reynolds Group
Escrow LLC, Senior Secured Notes	7.750%	10/15/16	85,000	90,525	(b)

Tobacco — 0.3%

Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	121,550

Total Consumer Staples				302,575

See Notes to Financial Statements.

10 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Schedule of investments (cont’d)
October 31, 2010

Legg Mason Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value

Energy — 8.6%

Energy Equipment & Services — 0.7%

Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	$158,625

Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	85,000	66,300	(b)

Key Energy Services Inc., Senior Notes	8.375%	12/1/14	50,000	53,812

Total Energy Equipment & Services				278,737

Oil, Gas & Consumable Fuels — 7.9%

Belden & Blake Corp., Secured Notes	8.750%	7/15/12	215,000	207,475

Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000	115,875

Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	155,000	170,112

CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	280,000	(b)

El Paso Corp., Senior Notes	8.250%	2/15/16	50,000	57,063

El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	569,420

Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	84,496	(e)

Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	100,000	108,500	(b)

Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	70,000	64,400	(b)

Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	95,000	108,894

Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	66,900

Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	145,000

Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	160,000	172,400

SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	245,000	262,150	(b)

Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	189,762

Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	53,438

Williams Cos. Inc., Debentures	7.500%	1/15/31	245,000	271,067

Williams Cos. Inc., Senior Notes	8.750%	3/15/32	28,000	33,770

Total Oil, Gas & Consumable Fuels				2,960,722

Total Energy				3,239,459

Financials — 12.1%

Commercial Banks — 2.3%

Barclays Bank PLC, Senior Notes	5.000%	9/22/16	350,000	389,579

ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	470,000	471,256	(b)(e)

Total Commercial Banks				860,835

Consumer Finance — 7.1%

Ally Financial Inc., Senior Notes	6.625%	5/15/12	126,000	132,142

Ally Financial Inc., Senior Notes	7.500%	12/31/13	6,000	6,480

Ally Financial Inc., Senior Notes	8.000%	3/15/20	40,000	44,300	(b)

Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	7,000	7,315

Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,282,950

Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	58,599

GMAC Inc., Senior Notes	6.000%	4/1/11	126,000	127,418

GMAC Inc., Senior Notes	6.875%	9/15/11	379,000	393,212

GMAC Inc., Senior Notes	6.000%	12/15/11	405,000	419,175

SLM Corp., Medium-Term Notes	8.000%	3/25/20	210,000	212,609

Total Consumer Finance				2,684,200

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 11

Legg Mason Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value

Diversified Financial Services — 2.7%

International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	$877,800	(b)

Leucadia National Corp., Senior Notes	7.125%	3/15/17	50,000	51,687

Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	105,250	(b)

Total Diversified Financial Services				1,034,737

Total Financials				4,579,772

Health Care — 3.5%

Health Care Providers & Services — 3.5%

DaVita Inc., Senior Notes	6.625%	11/1/20	150,000	154,688

HCA Inc., Debentures	7.500%	11/15/95	10,000	8,050

HCA Inc., Notes	6.375%	1/15/15	200,000	206,500

HCA Inc., Senior Secured Notes	9.125%	11/15/14	50,000	52,531

HCA Inc., Senior Secured Notes	9.250%	11/15/16	27,000	29,295

HCA Inc., Senior Secured Notes	9.625%	11/15/16	153,000	166,770	(a)

Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	40,000	44,200

Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	73,000	82,490

US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	198,000	194,040	(a)(e)

US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	210,000	234,675

Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	127,050

Total Health Care				1,300,289

Industrials — 4.2%

Airlines — 0.8%

DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	120,000	125,550	(b)

Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	122,132	125,796

Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	40,000	44,200	(b)

Total Airlines				295,546

Commercial Services & Supplies — 1.3%

AAC Group Holding Corp., Senior Discount Notes, Step Bond	10.250%	10/1/12	50,000	50,125	(b)

ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	120,000	136,050

Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	60,300	(b)

RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	210,000	235,725	(b)

Total Commercial Services & Supplies				482,200

Marine — 0.2%

Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	110,000	91,850	(b)

Road & Rail — 1.8%

Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	260,000	315,575

RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	328,000	364,900

Total Road & Rail				680,475

Trading Companies & Distributors — 0.1%

H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	40,600

Total Industrials				1,590,671

Information Technology — 2.4%

IT Services — 1.8%

GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	640,000	664,000

Semiconductors & Semiconductor Equipment — 0.6%

Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	210,000	225,750	(b)

Total Information Technology				889,750

See Notes to Financial Statements.

12 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Schedule of investments (cont’d)
October 31, 2010

Legg Mason Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value

Materials — 5.5%

Containers & Packaging — 0.5%

Ball Corp., Senior Notes	6.750%	9/15/20	40,000	$44,200

Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	120,000	125,700	(b)

Total Containers & Packaging				169,900

Metals & Mining — 4.2%

Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	240,000	271,842

Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	105,000	112,744

Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	35,000	37,537

Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	590,000	635,725	(b)

Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	34,892

Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	49,454

Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	452,256	(b)

Total Metals & Mining				1,594,450

Paper & Forest Products — 0.8%

NewPage Corp., Senior Secured Notes	11.375%	12/31/14	310,000	299,150

Total Materials				2,063,500

Telecommunication Services — 4.0%

Diversified Telecommunication Services — 1.0%

Angel Lux Common SA, Senior Secured Bonds	8.875%	5/1/16	75,000	79,875	(b)

Frontier Communications Corp., Senior Notes	8.750%	4/15/22	53,000	61,877

Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	90,000	9	(c)(d)(f)

Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	25,000	26,813

Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	65,000	71,094

Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	110,000	117,150	(b)

Windstream Corp., Senior Notes	8.625%	8/1/16	30,000	32,025

Total Diversified Telecommunication Services				388,843

Wireless Telecommunication Services — 3.0%

Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	200,000	216,500

Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	919,075

Total Wireless Telecommunication Services				1,135,575

Total Telecommunication Services				1,524,418

Utilities — 11.4%

Gas Utilities — 0.1%

El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	54,000	56,184	(b)

Independent Power Producers & Energy Traders — 11.3%

AES Corp., Senior Notes	7.750%	3/1/14	697,000	764,957

AES Corp., Senior Notes	7.750%	10/15/15	80,000	88,000

AES Corp., Senior Notes	8.000%	6/1/20	900,000	1,014,750

Dynegy Inc., Bonds	7.670%	11/8/16	100,000	93,000

Edison Mission Energy, Senior Notes	7.750%	6/15/16	60,000	48,600

Edison Mission Energy, Senior Notes	7.625%	5/15/27	190,000	128,725

Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	469,032	304,871	(a)

Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	30,000	12,000

Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,120,000	1,178,690

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 13

Legg Mason Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value

Independent Power Producers & Energy Traders — continued

Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	$184,263

NRG Energy Inc., Senior Notes	7.375%	2/1/16	310,000	323,563

NRG Energy Inc., Senior Notes	7.375%	1/15/17	100,000	104,500

Total Independent Power Producers & Energy Traders				4,245,919

Total Utilities				4,302,103

Total Corporate Bonds & Notes (Cost — $22,687,504)				23,535,939

Collateralized Senior Loans — 15.9%

Consumer Discretionary — 10.1%

Diversified Consumer Services — 2.4%

Thomson Learning, Term Loan B	2.540%	7/3/14	997,429	913,158	(g)

Hotels, Restaurants & Leisure — 5.4%

Harrahs Operating Co. Inc., Term Loan	9.500%	10/31/16	997,487	1,040,019	(g)

Wynn Las Vegas LLC, Term Loan B	3.260%	8/4/15	1,000,000	970,625	(g)

Total Hotels, Restaurants & Leisure				2,010,644

Media — 2.3%

Charter Communications, Term Loan C	3.540%	9/6/16	432,983	425,793	(g)

Univision Communications Inc., Term Loan B2	4.506%	3/31/17	463,893	450,393	(g)

Total Media				876,186

Total Consumer Discretionary				3,799,988

Health Care — 2.1%

Health Care Providers & Services — 2.1%

Community Health Systems Inc., Delayed Draw Term Loan	2.549%	7/25/14	21,188	20,817	(g)

Community Health Systems Inc., Term Loan B	2.549%	7/25/14	466,260	458,100	(g)

HCA Inc., Term Loan B	2.539%	11/18/13	319,505	313,048	(g)

Total Health Care				791,965

Industrials — 1.9%

Aerospace & Defense — 0.6%

Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.289%	3/26/14	13,394	11,253	(g)

Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.255 - 2.289%	3/26/14	234,786	197,257	(g)

Total Aerospace & Defense				208,510

Industrial Conglomerates — 1.3%

Tomkins PLC	6.750%	9/29/16	500,000	506,523	(g)

Total Industrials				715,033

Information Technology — 0.8%

IT Services — 0.8%

First Data Corp., Term Loan B2	3.005 - 3.006%	9/24/14	344,764	310,523	(g)

Materials — 1.0%

Paper & Forest Products — 1.0%

Georgia-Pacific Corp., Term Loan B	2.288 - 2.293%	12/21/12	229,015	229,054	(g)

Georgia-Pacific Corp., Term Loan C	3.539 - 3.543%	12/23/14	146,864	147,380	(g)

Total Materials				376,434

Total Collateralized Senior Loans (Cost — $5,772,527)				5,993,943

See Notes to Financial Statements.

14 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Schedule of investments (cont’d)
October 31, 2010

Legg Mason Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value

Sovereign Bonds — 6.7%

Brazil — 6.7%

Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	3,618,000	BRL	$2,093,980

Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	217,000	BRL	121,270

Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	595,000	BRL	320,773

Total Sovereign Bonds (Cost — $2,443,820)					2,536,023

U.S. Government & Agency Obligations — 0.5%

U.S. Government Obligations — 0.5%

U.S. Treasury Notes (Cost — $170,970)	1.250%	9/30/15	170,000		170,823

			Shares

Common Stocks — 0.2%

Consumer Discretionary — 0.0%

Media — 0.0%

Dex One Corp.			938		6,575	*

Materials — 0.2%

Chemicals — 0.2%

Georgia Gulf Corp.			3,837		77,623	*

Total Common Stocks (Cost — $243,302)					84,198

Convertible Preferred Stocks — 0.3%

Financials — 0.3%

Diversified Financial Services — 0.3%

Citigroup Inc. (Cost — $97,600)	7.500%		976		120,575

Preferred Stocks — 0.0%

Consumer Discretionary — 0.0%

Automobiles — 0.0%

Motors Liquidation Co. (Cost — $15,000)	1.500%		600		5,054	*

Total Investments before Short-Term Investments (Cost — $31,430,723)					32,446,555

			Face Amount†

Short-Term Investments — 13.2%

U.S. Government Agencies — 0.7%

Federal National Mortgage Association (FNMA), Discount Notes (Cost — $274,654)	0.240%	5/9/11	275,000		274,740	(h)(i)

Repurchase Agreements — 12.5%

Barclays Capital Inc. repurchase agreement dated 10/29/10; Proceeds at maturity — $1,000,014; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value — $1,020,000)	0.170%	11/1/10	1,000,000		1,000,000

Morgan Stanley repurchase agreement dated 10/29/10; Proceeds at maturity — $3,700,046 (Fully collateralized by U.S. government agency obligations, 3.000% due 8/11/17; Market value — $3,774,001)	0.150%	11/1/10	3,700,000		3,700,000

Total Repurchase Agreements (Cost — $4,700,000)					4,700,000

Total Short-Term Investments (Cost — $4,974,654)					4,974,740

Total Investments — 99.2% (Cost — $36,405,377#)					37,421,295

Other Assets in Excess of Liabilities — 0.8%					305,448

Total Net Assets — 100.0%					$37,726,743

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 15

Legg Mason Western Asset SMASh Series EC Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.
(a)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of October 31, 2010.
(d)	Illiquid security (unaudited).
(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $36,448,387.

Abbreviation used in this schedule:
BRL — Brazilian Real

See Notes to Financial Statements.

16 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Statement of assets and liabilities
October 31, 2010

Assets:

Investments, at value (Cost — $31,705,377)	$32,721,295

Repurchase agreement, at value (Cost — $4,700,000)	4,700,000

Foreign currency, at value (Cost — $62)	65

Cash	6,866

Receivable for securities sold	237,600

Interest receivable	683,644

Receivable for Fund shares sold	77,600

Receivable from broker — variation margin on open futures contracts	63,383

Receivable from investment manager	8,109

Unrealized appreciation on forward foreign currency contracts	5,294

Prepaid expenses	14,973

Total Assets	38,518,829

Liabilities:

Unrealized depreciation on forward foreign currency contracts	733,932

Trustees’ fees payable	61

Accrued expenses	58,093

Total Liabilities	792,086

Total Net Assets	$37,726,743

Net Assets:

Par value (Note 5)	$ 43

Paid-in capital in excess of par value	39,060,755

Undistributed net investment income	761,267

Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(2,416,094)

Net unrealized appreciation on investments, futures contracts and foreign currencies	320,772

Total Net Assets	$37,726,743

Shares Outstanding	4,254,357

Net Asset Value	$8.87

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 17

Statement of operations
For the Year Ended October 31, 2010

Investment Income:

Interest	$3,195,173

Dividends	12,238

Total Investment Income	3,207,411

Expenses:

Shareholder reports	43,777

Audit and tax	38,165

Registration fees	23,324

Legal fees	10,283

Custody fees	8,151

Transfer agent fees	7,826

Insurance	1,658

Trustees’ fees	617

Miscellaneous expenses	6,036

Total Expenses	139,837
Less: Fee waivers and/or expense reimbursements (Note 2)	(139,598)
Compensating balance arrangements (Note 1)	(239)

Net Expenses	—

Net Investment Income	3,207,411

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):

Net Realized Gain (Loss) From:

Investment transactions	(116,643)

Futures contracts	1,999,408

Swap contracts	756,935

Foreign currency transactions	448,564

Net Realized Gain	3,088,264

Change in Net Unrealized Appreciation (Depreciation) From:

Investments	2,024,942

Futures contracts	(218,791)

Swap contracts	114,045

Foreign currencies	(722,537)

Change in Net Unrealized Appreciation (Depreciation)	1,197,659

Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	4,285,923

Increase in Net Assets From Operations	$7,493,334

See Notes to Financial Statements.

18 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2010	2009

Operations:

Net investment income	$ 3,207,411	$ 3,317,036

Net realized gain (loss)	3,088,264	(1,401,078)

Change in net unrealized appreciation (depreciation)	1,197,659	11,408,243

Increase in Net Assets From Operations	7,493,334	13,324,201

Distributions to Shareholders From (Notes 1 and 6):

Net investment income	(5,511,123)	(4,954,872)

Net realized gains	—	(70,811)

Decrease in Net Assets From Distributions to Shareholders	(5,511,123)	(5,025,683)

Fund Share Transactions (Note 5):

Net proceeds from sale of shares	13,964,341	12,160,159

Cost of shares repurchased	(13,605,566)	(16,554,191)

Increase (Decrease) in Net Assets From Fund Share Transactions	358,775	(4,394,032)

Increase in Net Assets	2,340,986	3,904,486

Net Assets:

Beginning of year	35,385,757	31,481,271

End of year*	$37,726,743	$35,385,757

*Includes undistributed net investment income of:	$761,267	$2,197,902

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 19

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2010[1]	2009[1]	2008	2007[2]

Net asset value, beginning of year	$8.41	$6.73	$9.64	$10.00

Income (loss) from operations:

Net investment income	0.73	0.66	0.72	0.43

Net realized and unrealized gain (loss)	0.97	1.97	(2.86)	(0.39)

Total income (loss) from operations	1.70	2.63	(2.14)	0.04

Less distributions from:

Net investment income	(1.24)	(0.94)	(0.73)	(0.40)

Net realized gains	—	(0.01)	(0.04)	—

Total distributions	(1.24)	(0.95)	(0.77)	(0.40)

Net asset value, end of year	$8.87	$8.41	$6.73	$9.64

Total return[3]	22.08%	45.73%	(23.89)%	0.43%

Net assets, end of year (000s)	$37,727	$35,386	$31,481	$13,487

Ratios to average net assets:

Gross expenses[4]	0.37%	0.57%[5]	0.66%[5]	5.51%[5,6]

Net expenses[7,8,9]	0.00	0.00	0.00	0.00 [6]

Net investment income	8.56	9.67	8.63	6.65 [6]

Portfolio turnover rate	50%	52%	21%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 27, 2006 (inception date) to October 31, 2007.
[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.
[5]	Includes the Fund’s share of SMASh Series EC Portfolio’s allocated expenses prior to April 18, 2009.
[6]	Annualized.
[7]	Reflects fee waivers and/or expense reimbursements.
[8]

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on December 31, 2012, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each such affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Long-term investments†:

Corporate bonds & notes	—	$23,535,930	$9	$23,535,939

Collateralized senior loans	—	5,993,943	—	5,993,943

Sovereign bonds	—	2,536,023	—	2,536,023

U.S. government & agency obligations	—	170,823	—	170,823

Common stocks	$84,198	—	—	84,198

Convertible preferred stocks	120,575	—	—	120,575

Preferred stocks	—	5,054	—	5,054

Total long-term investments	$204,773	$32,241,773	$9	$32,446,555

Short-term investments†	—	4,974,740	—	4,974,740

Total investments	$204,773	$37,216,513	$9	$37,421,295

Other financial instruments:

Futures contracts	$31,889	—	—	$31,889

Forward foreign currency contracts	—	$(728,638)	—	(728,638)

Total other financial instruments	$31,889	$(728,638)	—	$(696,749)

Total	$236,662	$36,487,875	$9	$36,724,546

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes

Balance as of October 31, 2009	—

Accrued premiums/discounts	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	—

Net purchases (sales)	—

Transfers into Level 3	$9

Transfers out of Level 3	—

Balance as of October 31, 2010	$9

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are

22 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Notes to financial statements (cont’d)

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 23

the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Credit default swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the

24 | Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Notes to financial statements (cont’d)

meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report  |  25

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss

(a)	$867,077	$(867,077)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The manager and subadvisers do not charge management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and the Fund’s manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. If the management fee was charged to the Fund a fee of 0.078% of the Fund’s average daily net assets could have been imputed. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement agreement with the Fund, which expires on December 31, 2012, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. During the year ended October 31, 2010, the Fund was reimbursed for expenses amounting to $139,598. This expense reimbursement agreement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26  |  Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$15,166,927	$2,375,076

Sales	16,909,429	2,561,781

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,554,823

Gross unrealized depreciation	(1,581,915)

Net unrealized appreciation	$972,908

At October 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)

Contracts to Buy:

U.S. Treasury 10-Year Notes	107	12/10	$13,308,473	$13,512,094	$203,621

U.S. Treasury Bonds	17	12/10	2,444,477	2,292,343	(152,134)

					51,487

Contracts to Sell:

U.S. Treasury 5-Year Notes	11	12/10	1,317,761	1,337,359	(19,598)

Net unrealized gain on open futures contracts					$31,889

At October 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)

Contracts to Buy:

British Pound	JP Morgan Chase Bank	98,779	$ 158,252	11/24/10	$1,524

British Pound	UBS AG London	181,000	289,979	11/24/10	1,749

Euro	Citibank N.A.	3,479,861	4,842,021	11/24/10	2,021

Euro	Citibank N.A.	763,219	1,061,974	11/24/10	(10,701)

					(5,407)

Contracts to Sell:

British Pound	Credit Suisse London	185,001	296,389	11/24/10	(3,317)

Euro	Citibank N.A.	6,968,559	9,696,336	11/24/10	(539,964)

Euro	Credit Suisse London	229,010	318,654	11/24/10	(17,639)

Euro	UBS AG London	715,998	996,269	11/24/10	(48,250)

Japanese Yen	Goldman Sachs International	156,321,400	1,942,938	11/24/10	(114,061)

					(723,231)

Net unrealized loss on open forward foreign currency contracts					$(728,638)

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2010.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report | 27

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total

Futures contracts[2]	$203,621	—	$203,621

Forward foreign currency contracts	—	$5,294	5,294

Total	$203,621	$5,294	$208,915

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total

Futures contracts[2]	$171,732	—	$171,732

Forward foreign currency contracts	—	$733,932	733,932

Total	$171,732	$733,932	$905,664

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total

Futures contracts	$1,999,408	—	—	$1,999,408

Swap contracts	—	—	$756,935	756,935

Forward foreign currency contracts	—	$37,993	—	37,993

Total	$1,999,408	$37,993	$756,935	$2,794,336

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total

Futures contracts	$(218,791)	—	—	$(218,791)

Swap contracts	—	—	$114,045	114,045

Forward foreign currency contracts	—	$(731,627)	—	(731,627)

Total	$(218,791)	$(731,627)	$114,045	$(836,373)

During the year ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value

Futures contracts (to buy)	$20,098,053

Futures contracts (to sell)	1,788,257

Forward foreign currency contracts (to buy)	2,058,536

Forward foreign currency contracts (to sell)	8,422,721

Average Notional Balance

Credit default swap contracts (to sell protection)†	$8,062,846

†	At October 31, 2010, there were no open positions held in this derivative.

28  |  Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Notes to financial statements (cont’d)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009

Shares sold	1,646,289	1,985,847

Shares repurchased	(1,601,912)	(2,451,641)

Net increase (decrease)	44,377	(465,794)

6. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Distribution

11/15/2010	11/16/2010	$0.066776

12/14/2010	12/15/2010	$0.084476

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2010	2009

Distributions paid from:

Ordinary income	$5,511,123	$4,954,872

Net long-term capital gains	—	70,811

Total distributions paid	$5,511,123	$5,025,683

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$108,792

Capital loss carryforward*	(2,341,195)

Other book/tax temporary differences(a)	620,586

Unrealized appreciation (depreciation)(b)	277,762

Total accumulated earnings (losses) — net	$(1,334,055)

*

During the taxable year ended October 31, 2010, the Fund utilized $2,013,117 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

10/31/2017	$ (2,341,195)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report  |  29

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

30  |  Legg Mason Western Asset SMASh Series EC Fund 2010 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset SMASh Series EC Fund, a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from December 27, 2006 (inception date) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset SMASh Series EC Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 17, 2010

Legg Mason Western Asset SMASh Series EC Fund | 31

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

32 | Legg Mason Western Asset SMASh Series EC Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset SMASh Series EC Fund | 33

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

34 | Legg Mason Western Asset SMASh Series EC Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	136

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota

Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Legg Mason Western Asset SMASh Series EC Fund  | 35

Additional Officers cont’d

Robert I. Frenkel

Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

David Castano

Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

36 | Legg Mason Western Asset SMASh Series EC Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

Jeanne M. Kelly

Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
2	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
3	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Legg Mason Western Asset
SMASh Series EC Fund

Trustees
Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadvisers
Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Legg Mason Western Asset SMASh Series EC Fund
The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Legg Mason Western Asset SMASh Series EC Fund
Legg Mason Funds
55 Water Street
New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors
©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
AMXX010550 12/10 SR10-1253

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,150 in 2009 and $102,600 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $26 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,250 in 2009 and $8,250 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	December 21, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	December 21, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	December 21, 2010